THE KP FUNDS

                      SUPPLEMENT DATED SEPTEMBER 28, 2015
  TO THE PROSPECTUS DATED MAY 1, 2015 (THE "PROSPECTUS") FOR THE KP LARGE CAP
                            EQUITY FUND (THE "FUND")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

AQR Capital Management, LLC ("AQR") and PanAgora Asset Management, Inc. ("PanAgora") now serve as investment sub-advisers to the Fund pursuant to (i) a new investment sub-advisory agreement between Callan Associates, Inc. ("Callan"), the investment adviser of the Fund, and AQR and (ii) a new investment sub-advisory agreement between Callan and PanAgora, each with respect to the Fund, approved by the Board of Trustees of The KP Funds on August 24, 2015.

Accordingly, the Prospectus is hereby amended and supplemented as follows:

1. THE FOLLOWING IS ADDED TO THE FUND'S "PRINCIPAL INVESTMENT STRATEGIES"
   SECTION:

ACTIVE LARGE CAP CORE #1: AQR Capital Management, LLC ("AQR") manages the portion of the Fund's assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of January 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $201 million to $706.436 billion. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy's assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, exchange-traded funds ("ETFs") that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy's portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR's proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/sector selection decisions. AQR uses a set of value, momentum and economic factors to generate an investment portfolio based on AQR's security selection procedures. AQR utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.

ACTIVE LARGE CAP CORE #2: PanAgora Asset Management, Inc. ("PanAgora") manages the portion of the Fund's assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of January 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $201 million to $706.436 billion. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy's assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in the Russell 1000 Index. PanAgora may also invest the Sub-strategy's assets in exchange-traded funds ("ETFs") or futures contracts to seek to equitize cash positions.

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors' under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy's asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks. PanAgora evaluates the model's buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.

2.   THE FOLLOWING IS ADDED TO THE FUND'S "PRINCIPAL RISKS" SECTION:

EXCHANGE-TRADED FUNDS ("ETFS") RISK - The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

MODEL AND DATA RISK - Quantitative models and information, and data supplied by third parties ("Models and Data"), are used to construct sets of transactions and investments, and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, "model prices" will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

RIGHTS AND WARRANTS RISK - Rights and warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Rights and warrants may be more speculative than other types of investments. The price of a right or warrant may be more volatile than the price of its underlying security, and a right or warrant may offer greater potential for capital appreciation as well as capital loss. A right or warrant ceases to have value if it is not exercised prior to its expiration date.

3. THE FOLLOWING IS ADDED TO THE FUND'S "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" SECTION:

AQR  CAPITAL  MANAGEMENT,  LLC

Michele L. Aghassi, Ph.D., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015.

Andrea Frazzini, Ph.D., M.S., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015.

Jacques A. Friedman, M.S., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015.

PANAGORA  ASSET  MANAGEMENT,  INC.

George D. Mussalli, CFA, Chief Investment Officer and Head of Research, Equity, has managed the portion of the Fund's assets allocated to PanAgora since 2015.

Jane Zhao, Ph.D., Director - Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015.

Oleg Nusinzon, CFA, Director - Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015.

Dmitri Kantsyrev, Ph.D., CFA, Director - Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015.

4. IN THE "MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS" SECTION, THE THIRD PARAGRAPH OF THE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT STRATEGIES IS DELETED AND REPLACED WITH THE FOLLOWING:

As of the date of this prospectus, the Large Cap Fund employs the following five sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSGA Funds Management, Inc. ("SSGA FM"), MFS Investment Management ("MFS"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), AQR Capital Management, LLC ("AQR") and PanAgora Asset Management, Inc. ("PanAgora"). Each of the five Sub-strategies is described below:

5. IN THE "MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT STRATEGIES:

ACTIVE LARGE CAP CORE #1: AQR manages the portion of the Fund's assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of January 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $201 million to $706.436 billion. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy's assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, exchange-traded funds ("ETFs") that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy's portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR's proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/sector selection decisions. AQR uses a set of value, momentum and economic factors to generate an investment portfolio based on AQR's security selection procedures.

In managing the Sub-strategy, AQR seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in the investment universe at the time of purchase. In assessing positive momentum, AQR favors securities with strong medium-term performance relative to other securities in the investment universe at the time of purchase. Further, AQR favors stable companies in good business health, including those with strong profitability and stable earnings.

AQR believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, market impact and time delays (time between decision and implementation when a market may move in favor of or against the Sub-strategy). AQR considers transaction costs in its optimization process to seek to ensure that trades for the Sub-strategy will remain attractive after transaction costs are reflected.

ACTIVE LARGE CAP CORE #2: PanAgora manages the portion of the Fund's assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of January 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $201 million to $706.436 billion. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy's assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in the Russell 1000 Index. PanAgora may also invest the Sub-strategy's assets in exchange-traded funds ("ETFs") or futures contracts to seek to equitize cash positions.

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors' under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy's asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks.

The contextual model ranks every stock in a defined universe based on forecasted returns. Each stock's forecasted return is updated daily based on data collected from global sources. Top ranked stocks have the potential to be included in the portfolio. Stocks that are not highly ranked, or whose rankings are deteriorating, may be sold entirely or have their positions trimmed. PanAgora evaluates the model's buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.

6. IN THE "MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF THE PRINCIPAL RISKS:

EXCHANGE-TRADED FUNDS ("ETFS") RISK (Large Cap Fund) - ETFs are investment companies whose shares are bought and sold on a securities exchange. The risks of owning shares of an ETF generally reflect the same risks as owning the underlying securities that the ETF is designed to track. Supply and demand for shares of an ETF or market disruptions may cause the ETF to trade at a premium or discount to the net asset value of its investments. By investing in an ETF, the Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations.

MODEL AND DATA RISK (Large Cap Fund) - Quantitative models and information, and data supplied by third parties ("Models and Data"), are used to construct sets of transactions and investments, and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Fund may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. The Fund bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, "model prices" will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future.

RIGHTS AND WARRANTS RISK (Large Cap Fund) - The holder of a right or warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the right or warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

7. IN THE "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF THE FUND'S SUB-ADVISERS AND PORTFOLIO MANAGERS:

AQR CAPITAL MANAGEMENT, LLC, Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of June 30, 2015, AQR had approximately $136.2 billion in assets under management.

PORTFOLIO MANAGERS

     Michele L. Aghassi, Ph.D., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015. Dr. Aghassi has been with AQR for 9 years and has 17 years of investment industry experience.

     Andrea Frazzini, Ph.D., M.S., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015. Dr. Frazzini has been with AQR for 7 years and has 10 years of investment industry experience.

     Jacques A. Friedman, M.S., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015. Mr. Friedman has been with AQR for 17 years and has 19 years of investment industry experience.

PANAGORA ASSET MANAGEMENT, INC., 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of June 30, 2015, PanAgora had approximately $38.96 billion in assets under management.

PORTFOLIO MANAGERS

     George D. Mussalli, CFA, Chief Investment Officer and Head of Research, Equity, has managed the portion of the Fund's assets allocated to PanAgora since 2015. Mr. Mussalli has been with PanAgora for 16 years and has 20 years of investment industry experience.

     Jane Zhao, Ph.D., Director - Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015. Dr. Zhao has been with PanAgora for 9 years and has 22 years of investment industry experience.

     Oleg Nusinzon, CFA, Director - Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015. Mr. Nusinzon has been with PanAgora for 6 years and has 18 years of investment industry experience.

     Dmitri Kantsyrev, Ph.D., CFA, Director - Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015. Dr. Kantsyrev has been with PanAgora for 8 years and has 8 years of investment industry experience.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 KPF-SK-009-0100

                                  THE KP FUNDS

                      SUPPLEMENT DATED SEPTEMBER 28, 2015
         TO THE PROSPECTUS DATED MAY 1, 2015 (THE "PROSPECTUS") FOR THE
 KP RETIREMENT PATH 2015 FUND, KP RETIREMENT PATH 2020 FUND, KP RETIREMENT PATH
   2025 FUND, KP RETIREMENT PATH 2030 FUND, KP RETIREMENT PATH 2035 FUND, KP RETIREMENT PATH 2040 FUND, KP RETIREMENT PATH 2045 FUND, KP RETIREMENT PATH 2050
   FUND, KP RETIREMENT PATH 2055 FUND, AND KP RETIREMENT PATH 2060 FUND (THE
                                    "FUNDS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

AQR Capital Management, LLC ("AQR") and PanAgora Asset Management, Inc. ("PanAgora") now serve as investment sub-advisers to the KP Large Cap Equity Fund pursuant to (i) a new investment sub-advisory agreement between Callan Associates, Inc. ("Callan"), the investment adviser of the Funds and the KP Large Cap Equity Fund in which the Funds may invest, and AQR and (ii) a new investment sub-advisory agreement between Callan and PanAgora, each with respect to the KP Large Cap Equity Fund, approved by the Board of Trustees of The KP Funds on August 24, 2015.

Accordingly, the Prospectus is hereby amended and supplemented as follows:

     IN "THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF THE KP LARGE CAP EQUITY FUND'S INVESTMENT
     STRATEGY:

ACTIVE LARGE CAP CORE #1: AQR Capital Management, LLC ("AQR") manages the portion of the Fund's assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of January 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $201 million to $706.436 billion. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy's assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, exchange-traded funds ("ETFs") that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy's portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR's proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/sector selection decisions. AQR uses a set of value, momentum and economic factors to generate an investment portfolio based on AQR's security selection procedures. AQR utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.

ACTIVE LARGE CAP CORE #2: PanAgora Asset Management, Inc. ("PanAgora") manages the portion of the Fund's assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of January 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $201 million to $706.436 billion. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy's assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in the Russell 1000 Index. PanAgora may also invest the Sub-strategy's assets in exchange-traded funds ("ETFs") or futures contracts to seek to equitize cash positions.

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors' under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy's asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks. PanAgora evaluates the model's buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 KPF-SK-010-0100

                                  THE KP FUNDS

                      SUPPLEMENT DATED SEPTEMBER 28, 2015
                                     TO THE
   STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2015 (THE "SAI") FOR THE
KP LARGE CAP EQUITY FUND, KP RETIREMENT PATH 2015 FUND, KP RETIREMENT PATH 2020 FUND, KP RETIREMENT PATH 2025 FUND, KP RETIREMENT PATH 2030 FUND, KP RETIREMENT
 PATH 2035 FUND, KP RETIREMENT PATH 2040 FUND, KP RETIREMENT PATH 2045 FUND, KP
            RETIREMENT PATH 2050 FUND, KP RETIREMENT PATH 2055 FUND,
                 AND KP RETIREMENT PATH 2060 FUND (THE "FUNDS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
            THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

AQR Capital Management, LLC ("AQR") and PanAgora Asset Management, Inc. ("PanAgora") now serve as investment sub-advisers to the KP Large Cap Equity Fund pursuant to (i) a new investment sub-advisory agreement between Callan Associates, Inc. ("Callan"), the investment adviser of the Funds, and AQR and
(ii) a new investment sub-advisory agreement between Callan and PanAgora, each with respect to the KP Large Cap Equity Fund, approved by the Board of Trustees of The KP Funds on August 24, 2015.

Accordingly, the SAI is hereby amended and supplemented as follows:

1. "AQR CAPITAL MANAGEMENT, LLC" AND "PANAGORA ASSET MANAGEMENT, INC." ARE ADDED TO THE LIST OF INVESTMENT SUB-ADVISERS ON THE COVER PAGE.

2. IN "THE ADVISER AND THE SUB-ADVISERS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF THE SUB-ADVISERS:

AQR CAPITAL MANAGEMENT, LLC-AQR Capital Management, LLC ("AQR"), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund. AQR, a Delaware limited liability company, was founded in 1998 and is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC ("AQR Holdings"), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. As of June 30, 2015, AQR had approximately $136.2 billion in assets under management.

PANAGORA ASSET MANAGEMENT, INC.-PanAgora Asset Management, Inc. ("PanAgora"), located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund. PanAgora, a Delaware corporation, was founded in 1985 and is indirectly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC) and by Nippon Life Insurance ("NLI") of Japan. Power Financial Corporation owns 80% of voting shares, and NLI owns 20% of voting shares. In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees. As of June 30, 2015, PanAgora had approximately $38.96 billion in assets under management.

3. IN "THE ADVISER AND THE SUB-ADVISERS" SECTION, THE FOLLOWING IS ADDED TO THE DESCRIPTION OF PORTFOLIO MANAGEMENT:

AQR

COMPENSATION. The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal's relative ownership in AQR. Net income distributions are a function of assets under management and performance of the accounts managed by AQR. A Principal's relative ownership in the Sub-Adviser is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR's 401(k) retirement plan which is offered to all employees of AQR.

OWNERSHIP OF FUND SHARES. The KP Large Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                        DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Michele L. Aghassi, Ph.D.                                  None
--------------------------------------------------------------------------------
Andrea Frazzini, Ph.D.                                     None
--------------------------------------------------------------------------------
Jacques A. Friedman, M.S.                                  None
--------------------------------------------------------------------------------

(1)  Valuation Date is June 30, 2015

OTHER ACCOUNTS. As of June 30, 2015, in addition to the KP Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

---------------------------------------------------------------------------------------------------
                           REGISTERED
                     INVESTMENT COMPANIES           OTHER POOLED
                     (EXCLUDING THE FUND)       INVESTMENT VEHICLES           OTHER ACCOUNTS
                  ---------------------------------------------------------------------------------
                   NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS
NAME               ACCOUNTS   (IN MILLIONS)    ACCOUNTS    (IN MILLIONS)    ACCOUNTS  (IN MILLIONS)
---------------------------------------------------------------------------------------------------
Michele L.             0              $0           3         $1,216.3          4        $1,891.8
Aghassi, Ph.D.     --------------------------------------------------------------------------------
                       0              $0           1*           $51.8          0              $0
---------------------------------------------------------------------------------------------------
Andrea Frazzini,      27        $6,902.8           9         $4,421.4         22        $8,156.9
Ph.D.              --------------------------------------------------------------------------------
                       0              $0           7*        $4,298.5          6*       $1,109.1
---------------------------------------------------------------------------------------------------
Jacques A.            44       $16,423.8          33        $12,767.7        103       $47,593.6
Friedman, M.S.     --------------------------------------------------------------------------------
                       0              $0          27*       $11,184.8         33*      $12,910.2
---------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Each of the portfolio managers is responsible for managing other accounts in addition to the KP Large Cap Equity Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the KP Large Cap Equity Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the KP Large Cap Equity Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the KP Large Cap Equity Fund, or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP Large Cap Equity Fund. Because of their positions with the KP Large Cap Equity Fund, the portfolio managers know the size, timing and possible market impact of the KP Large Cap Equity Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the KP Large Cap Equity Fund.

A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the KP Large Cap Equity Fund and other accounts managed by AQR, but may not be available in sufficient quantities for both the KP Large Cap Equity Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the KP Large Cap Equity Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the KP Large Cap Equity Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio managers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that AQR believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the KP Large Cap Equity Fund will not participate in a transaction that is allocated among other accounts or may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the KP Large Cap Equity Fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the KP Large Cap Equity Fund.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the KP Large Cap Equity Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

PANAGORA

COMPENSATION. All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Investment professionals have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

OWNERSHIP OF FUND SHARES. The KP Large Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                        DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
George  D.  Mussalli,  CFA                                  None
--------------------------------------------------------------------------------
Jane  Zhao,  Ph.D.                                          None
--------------------------------------------------------------------------------
Oleg  Nusinzon,  CFA                                        None
--------------------------------------------------------------------------------
Dmitri  Kantsyrev,  Ph.D.,  CFA                             None
--------------------------------------------------------------------------------

(1)  Valuation Date is June 30, 2015

OTHER ACCOUNTS. As of June 30, 2015, in addition to the KP Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

---------------------------------------------------------------------------------------------------
                           REGISTERED
                     INVESTMENT COMPANIES           OTHER POOLED
                     (EXCLUDING THE FUND)       INVESTMENT VEHICLES           OTHER ACCOUNTS
                  ---------------------------------------------------------------------------------
                   NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS
NAME               ACCOUNTS   (IN MILLIONS)    ACCOUNTS    (IN MILLIONS)    ACCOUNTS  (IN MILLIONS)
---------------------------------------------------------------------------------------------------
George D.              6        $1,406.2          73        $12,836.6          82      $16,265.8
Mussalli, CFA     ---------------------------------------------------------------------------------
                       0              $0           7*          $541.2          13*      $3,790.0
---------------------------------------------------------------------------------------------------
Jane Zhao, Ph.D.       3          $532.4          44         $8,915.1          42      $12,154.3
                  ---------------------------------------------------------------------------------
                       0              $0           2*          $497.3          10*      $2,770.4
---------------------------------------------------------------------------------------------------
Oleg Nusinzon,         3          $532.4          44         $8,915.1          42      $12,154.3
CFA               ---------------------------------------------------------------------------------
                       0              $0           2*          $497.3          10*      $2,770.4
---------------------------------------------------------------------------------------------------
Dmitri Kantsyrev,      3          $532.4          44         $8,915.1          42      $12,154.3
Ph.D., CFA        ---------------------------------------------------------------------------------
                       0              $0           2*          $497.3          10*      $2,770.4
---------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the KP Large Cap Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the KP Large Cap Equity Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP Large Cap Equity Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the KP Large Cap Equity Fund. Because of their positions with the KP Large Cap Equity Fund, the portfolio managers know the size, timing and possible market impact of the KP Large Cap Equity Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the KP Large Cap Equity Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the KP Large Cap Equity Fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the KP Large Cap Equity Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the KP Large Cap Equity Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the KP Large Cap Equity Fund, such securities might not be suitable for the KP Large Cap Equity Fund given its investment objective and related restrictions.

4.   THE FOLLOWING IS ADDED TO "APPENDIX B - PROXY VOTING POLICIES AND
     PROCEDURES":

                          AQR Capital Management, LLC
                      Proxy Voting Policies and Procedures

1.   GENERAL

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser's own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2.   PROXY GUIDELINES

Generally, AQR will vote based upon the recommendations of ISS Governance Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS' analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR's CCO the following must be adhered to:

     (a) AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management.

     (b) AQR will not announce its voting intentions and the reasons therefore.

     (c) AQR shall not participate in a proxy solicitation or otherwise seek proxy- voting authority from any other public company shareholder.

AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

     o If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

     o AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

     o If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company's record date, should it sell them prior to the company's meeting date, AQR ultimately may decide not to vote those shares.

     o AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.


AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.


AQR will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3.   PROXY PROCEDURES

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians relating to the Clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client's proxies were voted.

4.   CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR's investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

                        PanAgora Asset Management, Inc.
                      Proxy Voting Policies and Procedures

INTRODUCTION

PanAgora Asset Management ("PanAgora") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio's holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies,
PanAgora:

     1) describes its proxy voting procedures to its clients in Part 2A of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how PanAgora voted the client's proxies;

     4) generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

     5)   documents the reason(s) for voting for all non-routine items; and

     6)   keeps records of such proxy votes.

PROCESS

PanAgora's Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora's third party proxy agent, for ensuring that proxies are submitted in a timely manner. PanAgora's Chief Compliance Officer has instituted a process for oversight of the third party proxy agent, including sampling of votes to ensure compliance with PanAgora's policy, onsite visits to the agent and review of the agent's policies and procedures and potential conflicts of interest.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm's guidelines as adopted by the Investment Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, the Chairman will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio's holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by PanAgora's potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora's pre-determined policy eliminates PanAgora's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora's clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not PanAgora's, best interests.

Finally, as discussed above, PanAgora reviews the policies and procedures of its proxy voting agent to seek to identify and address conflicts and potential conflicts of interest that may arise. If and to the extent such a conflict is identified, PanAgora will work with the agent to ensure that the conflict is appropriately addressed and that PanAgora's proxies are voted in accordance with its proxy voting policy in the best interest of its clients.

RECORDKEEPING

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora's office:

     1) PanAgora's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

     3) a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-011-0100